UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22003
Nuveen Core Equity Alpha Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Semi-Annual Report June 30, 2008	Nuveen Investments Closed-End Funds

NUVEEN CORE EQUITY ALPHA FUND JCE

Mathematically-driven investment strategy that seeks to
generate risk-adjusted excess returns

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Chairman’s
LETTER TO SHAREHOLDERS

Robert P. Bremner	Chairman of the Board

Dear Fellow Shareholders:

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us—an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Manager’s Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 22, 2008

 Portfolio Managers’ COMMENTS

Nuveen Investments Closed-End Funds	JCE

Nuveen Core Equity Alpha Fund (JCE) is managed by Enhanced Investment Technologies, LLC (INTECH), an independently managed subsidiary of Janus Capital Group Inc. INTECH’s Chief Investment Officer Dr. Robert Fernholz, Ph.D., leads the portfolio management team. Here Dr. Fernholz and team members talk about the management strategy and the performance of the Fund for the six-month period ended June 30, 2008.

OVER THIS PERIOD, WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND?

INTECH’s mathematical investment process is applied to the equity portion of the Fund, which analyzes the relative volatility of individual stocks that can then be “captured” in our optimization and rebalancing process. While we expect that there will be individual periods or years in which we exceed or underperform our targets, we seek over the long term to be able to provide returns in excess of the S&P 500 Index with equal or less risk.

Since the Fund’s inception in March 2007, the basis of our proprietary mathematical investment process has been a mathematical algorithm that seeks to combine stocks with high relative volatility and low correlation in a potentially more efficient combination than is found in the benchmark index. These target weights are then maintained over time and the portfolio is re-optimized and re-balanced on a regular basis. Since the investment process searches for stocks that are volatile relative to the index, this may lead us toward the smaller members of the large cap stock universe. Consequently, the weighted average market capitalization of the Fund’s portfolio often may be smaller than the weighted average market capitalization of the S&P 500 Index. INTECH does not make decisions on individual stocks based on fundamental analysis.

The Fund also employs an option strategy to enhance its risk adjusted returns over time. Over this period, the Fund wrote (sold) call options primarily on custom baskets of securities. The sale of equity call options was used to generate current gains that could be used to partially offset equity portfolio losses in certain situations. The option strategy was administered by Nuveen Asset Management, the Fund’s investment adviser.

Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

HOW DID THE FUND PERFORM OVER THIS TWELVE-MONTH PERIOD?

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for the Fund in this report.

1 The S&P 500 Index is an unmanaged Index generally considered representative of the U.S. Stock Market.

The performance of JCE, as well as the Fund’s benchmark index, is presented in the accompanying table.

Cumulative Total Returns on Net Asset Value
For the six-months ended 6/30/08

JCE	-8.75%
S&P 500 Index[1]	-11.91%

Overall, larger cap stocks generally did not perform well during the six-month period. Although the Fund had a negative total return, it did outperform the S&P 500 Index.

As noted earlier, the Fund’s investment strategy may lead to the purchase of smaller members of the large cap stock universe. In the short term, this can impact the performance of the Fund relative to a passive benchmark. For example, during periods when capital flows from larger to smaller stocks, the Fund’s smaller stock tendency may prove to be a positive for performance.

Since INTECH uses a purely portfolio-theoretic methodology, we do not specifically select stocks or overweight sectors in response to market conditions or expectations. Instead, we modify the Fund’s holdings in an attempt to construct a portfolio that is slightly more efficient than the S&P 500 Index by using an optimization program that analyzes a stock’s relative volatility and its price correlation with other equities. Since the sector structure of the market is not taken into account in the our methodology, any sector underweights or overweights are likely to be coincidental.

Distribution and Share Price
INFORMATION

We are providing you with information regarding your Fund’s distributions. This information is as of June 30, 2008, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•	The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund’s distributions and total return performance for the six months ended June 30, 2008. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund’s returns for the specified time period was sufficient to meet the Fund’s distributions.

As of 6/30/08	JCE
Inception date	3/27/07
Six months ended June 30, 2008:
Per share distribution:
From net investment income	$0.07
From realized capital gains	—
From return of capital	0.75

Total per share distribution	$0.82

Distribution rate on NAV	5.04%
Annualized total returns:
Six-Month (Cumulative) on NAV	-8.75%
1-Year on NAV	-5.30%
Since Inception on NAV	-3.44%

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Board of Directors/Trustees for each of Nuveen’s 120 closed-end funds approved a program, effective August 7, 2008, under which each fund may repurchase up to 10% of its common shares.

As of June 30, 2008, the Fund’s share price was trading at a -11.55% discount to its NAV, compared with an average discount of -10.93% for the entire six-month period.

Fund Snapshot
Share Price	$14.40

Net Asset Value	$16.28

Premium/(Discount) to NAV	-11.55%

Current Distribution Rate[1]	11.39%

Net Assets ($000)	$267,720

Average Annual Total Return
(Inception 3/27/07)
	On Share
	Price	On NAV
6-Month (Cumulative)	-6.99%	-8.75%

1-Year	-12.91%	-5.30%

Since Inception	-14.74%	-3.44%

Industries
(as a % of total investments)[2]
Oil, Gas & Consumable Fuels	10.8%

Aerospace & Defense	5.4%

Pharmaceuticals	5.3%

Beverages	4.6%

Electric Utilities	4.6%

Diversified Telecommunication Services	4.4%

Industrial Conglomerates	4.1%

Computers & Peripherals	4.1%

Household Products	3.2%

Insurance	3.0%

Commercial Banks	3.0%

Health Care Equipment & Supplies	2.8%

Health Care Providers & Services	2.8%

Software	2.6%

Energy Equipment & Services	2.5%

Machinery	2.4%

Food & Staples Retailing	2.2%

Communications Equipment	1.9%

Chemicals	1.7%

Food Products	1.7%

Specialty Retail	1.6%

Media	1.6%

U.S. Government and Agency Obligations	2.3%

Short-Term Investments	1.9%

Other	19.5%

JCE Performance OVERVIEW	Nuveen Core Equity Alpha Fund as of June 30, 2008

Portfolio Allocation (as a % of total investments)2

2007-2008 Distributions Per Share

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Excluding derivative transactions.

Shareholder Meeting Report

The Annual Meeting of Shareholders was held in the offices of Nuveen Investments on June 30, 2008.

JCE
Approval of the Board Members was reached as follows:
Common
Shares
John P. Amboian
For	12,874,449
Withhold	215,427

Total	13,089,876

William C. Hunter
For	12,879,298
Withhold	210,578

Total	13,089,876

David J. Kundert
For	12,877,195
Withhold	212,681

Total	13,089,876

Terence J. Toth
For	12,877,318
Withhold	212,558

Total	13,089,876

To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm:
For	12,985,854
Against	67,182
Abstain	36,840

Total	13,089,876

JCE	Nuveen Core Equity Alpha Fund Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Value

	Common Stocks – 95.1%
	Aerospace & Defense – 5.3%
19,800	Boeing Company	$1,301,256
13,800	General Dynamics Corporation	1,161,960
29,200	Goodrich Corporation	1,385,832
43,800	Honeywell International Inc.	2,202,264
5,600	L-3 Communications Holdings, Inc.	508,872
32,200	Lockheed Martin Corporation	3,176,852
5,800	Northrop Grumman Corporation	388,020
22,200	Precision Castparts Corporation	2,139,414
13,700	Raytheon Company	771,036
20,500	United Technologies Corporation	1,264,850

	Total Aerospace & Defense	14,300,356
	Air Freight & Logistics – 0.3%
3,200	C.H. Robinson Worldwide, Inc.	175,488
9,600	Expeditors International of Washington Inc.	412,800
3,600	United Parcel Service, Inc., Class B	221,292

	Total Air Freight & Logistics	809,580
	Airlines – 0.1%
9,600	Southwest Airlines Co.	125,184
	Auto Components – 0.7%
6,900	Goodyear Tire & Rubber Company, (2)	123,027
60,900	Johnson Controls, Inc.	1,746,612

	Total Auto Components	1,869,639
	Automobiles – 0.5%
11,300	Ford Motor Company, (2)	54,353
96,000	General Motors Corporation	1,104,000
1,700	Harley-Davidson, Inc.	61,642

	Total Automobiles	1,219,995
	Beverages – 4.6%
13,900	Brown-Forman Corporation	1,050,423
89,400	Coca-Cola Company	4,647,012
72,900	Coca-Cola Enterprises Inc.	1,261,170
31,700	Constellation Brands, Inc., Class A, (2)	629,562
6,100	Molson Coors Brewing Company, Class B	331,413
33,300	Pepsi Bottling Group, Inc.	929,736
55,100	PepsiCo, Inc.	3,503,809

	Total Beverages	12,353,125
	Biotechnology – 1.0%
8,100	Amgen Inc., (2)	381,996
11,200	Biogen Idec Inc., (2)	625,968
11,100	Celgene Corporation, (2)	708,957
9,800	Genzyme Corporation, (2)	705,796
2,800	Gilead Sciences, Inc., (2)	148,260

	Total Biotechnology	2,570,977
	Capital Markets – 1.3%
4,900	American Capital Strategies Limited	116,473
3,700	Bank of New York Company, Inc.	139,971
16,400	Charles Schwab Corporation	336,856
11,200	Federated Investors Inc.	385,504
3,200	Goldman Sachs Group, Inc.	559,680
16,805	JPMorgan Chase & Co.	576,580
17,500	Lehman Brothers Holdings Inc.	346,675

Shares	Description (1)	Value
	Capital Markets (continued)

5,100	State Street Corporation	$326,349
11,400	T. Rowe Price Group Inc.	643,758

	Total Capital Markets	3,431,846
	Chemicals – 1.7%
11,500	Air Products & Chemicals Inc.	1,136,890
1,700	Dow Chemical Company	59,347
15,200	Ecolab Inc.	653,448
14,800	PPG Industries, Inc.	849,076
11,200	Praxair, Inc.	1,055,488
15,300	Sigma-Aldrich Corporation	824,058

	Total Chemicals	4,578,307
	Commercial Banks – 3.0%
140,400	Bank of America Corporation	3,351,348
35,100	BB&T Corporation	799,227
8,100	M&T Bank Corporation	571,374
19,800	Marshall and Ilsley Corporation	303,534
16,100	Northern Trust Corporation	1,103,977
5,000	PNC Financial Services Group, Inc.	285,500
5,500	Regions Financial Corporation	60,005
700	SunTrust Banks, Inc.	25,354
15,800	U.S. Bancorp	440,662
42,700	Wells Fargo & Company	1,014,125

	Total Commercial Banks	7,955,106

	Commercial Services & Supplies – 0.1%
2,100	Cintas Corporation	55,671
1,600	Equifax Inc.	53,792
2,800	Robert Half International Inc.	67,116

	Total Commercial Services & Supplies	176,579

	Communications Equipment – 1.9%
10,200	Ciena Corporation, (2)	236,334
134,800	Cisco Systems, Inc., (2)	3,135,448
21,100	Corning Incorporated	486,355
49,600	Juniper Networks Inc., (2)	1,100,128
16,900	Motorola, Inc.	124,046
1,200	QUALCOMM Inc.	53,244

	Total Communications Equipment	5,135,555

	Computers & Peripherals – 4.0%
15,000	Apple, Inc., (2)	2,511,600
12,000	Dell Inc., (2)	262,560
79,400	EMC Corporation, (2)	1,166,386
89,800	Hewlett-Packard Company	3,970,058
23,800	International Business Machines Corporation (IBM)	2,821,014
2,100	SanDisk Corporation, (2)	39,270

	Total Computers & Peripherals	10,770,888

	Construction & Engineering – 1.0%
6,500	Fluor Corporation	1,209,520
16,500	Jacobs Engineering Group Inc., (2)	1,331,550

	Total Construction & Engineering	2,541,070

	Consumer Finance – 0.1%
2,700	American Express Company	101,709
1,400	Capital One Financial Corporation	53,214
4,400	SLM Corporation, (2)	85,140
2,200	Western Union Company	54,384

	Total Consumer Finance	294,447

JCE	Nuveen Core Equity Alpha Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Value
	Diversified Consumer Services – 0.6%
22,900	Apollo Group, Inc., (2)	$1,013,554
22,100	H & R Block Inc.	472,940

	Total Diversified Consumer Services	1,486,494

	Diversified Financial Services – 1.2%
11,700	CIT Group Inc.	79,677
33,100	Citigroup Inc.	554,756
1,300	CME Group, Inc.	498,147
1,000	Intercontinental Exchange Inc., (2)	114,000
36,500	Leucadia National Corporation	1,713,310
2,400	New York Stock Exchange Euronext	121,584

	Total Diversified Financial Services	3,081,474

	Diversified Telecommunication Services – 4.4%
281,100	AT&T Inc.	9,470,259
900	Embarq Corporation	42,543
61,100	Verizon Communications Inc.	2,162,940

	Total Diversified Telecommunication Services	11,675,742

	Electric Utilities – 4.5%
3,600	Allegheny Energy, Inc.	180,396
17,000	Ameren Corporation	717,910
21,600	American Electric Power Company, Inc.	868,968
4,900	Edison International	251,762
19,300	Entergy Corporation	2,325,264
2,400	Exelon Corporation	215,904
14,700	FirstEnergy Corp.	1,210,251
43,700	FPL Group, Inc.	2,865,846
4,100	PG&E Corporation	162,729
3,600	Pinnacle West Capital Corporation	110,772
53,700	PPL Corporation	2,806,899
11,400	Southern Company	398,088

	Total Electric Utilities	12,114,789

	Electrical Equipment – 0.2%
5,100	Cooper Industries, Ltd., Class A, (2)	201,450
4,700	Emerson Electric Co.	232,415
3,900	Rockwell Automation, Inc.	170,547

	Total Electrical Equipment	604,412

	Electronic Equipment & Instruments – 0.9%
10,700	MEMC Electronic Materials, (2)	658,478
3,300	Molex Inc.	80,553
29,200	Thermo Fisher Scientific, Inc., (2)	1,627,316
1,800	Waters Corporation, (2)	116,100

	Total Electronic Equipment & Instruments	2,482,447

	Energy Equipment & Services – 2.5%
3,100	Baker Hughes Incorporated	270,754
2,800	Cooper Cameron Corporation, (2)	154,980
19,900	National-Oilwell Varco Inc., (2)	1,765,528
1,200	Noble Corporation	77,952
18,700	Schlumberger Limited	2,008,941
11,500	Smith International, Inc.	956,110
4,446	Transocean Inc., (2)	677,526
14,300	Weatherford International Ltd, (2)	709,137

	Total Energy Equipment & Services	6,620,928

	Food & Staples Retailing – 2.2%
43,200	CVS Caremark Corporation	1,709,424
69,000	Kroger Co.	1,992,030
25,600	Safeway Inc.	730,880
5,000	SUPERVALU INC	154,450
7,500	Sysco Corporation	206,325

Shares	Description (1)	Value
	Food & Staples Retailing (continued)

5,700	Wal-Mart Stores, Inc.	$320,340
35,500	Whole Foods Market, Inc.	840,995

	Total Food & Staples Retailing	5,954,444

	Food Products – 1.7%
6,300	Archer-Daniels-Midland Company	212,625
1,600	ConAgra Foods, Inc.	30,848
2,900	General Mills, Inc.	176,233
13,300	H.J. Heinz Company	636,405
21,000	Kellogg Company	1,008,420
13,900	Kraft Foods Inc.	395,455
10,100	Monsanto Company	1,277,044
11,400	Tyson Foods, Inc., Class A	170,316
8,300	Wm. Wrigley Jr. Company	645,574

	Total Food Products	4,552,920

	Gas Utilities – 0.2%
6,300	Questar Corporation	447,552

	Health Care Equipment & Supplies – 2.8%
25,400	Applera Corporation-Applied Biosystems Group	850,392
36,900	Baxter International Inc.	2,359,386
2,100	Becton, Dickinson and Company	170,730
2,800	C. R. Bard, Inc.	246,260
4,100	Hospira Inc., (2)	164,451
1,300	Intuitive Surgical, Inc., (2)	350,220
10,900	Patterson Companies Inc., (2)	320,351
39,300	Stryker Corporation	2,471,184
6,600	Varian Medical Systems, Inc., (2)	342,210
3,300	Zimmer Holdings, Inc., (2)	224,565

	Total Health Care Equipment & Supplies	7,499,749
	Health Care Providers & Services – 2.8%
6,300	Aetna Inc.	255,339
44,700	CIGNA Corporation	1,581,933
2,400	Coventry Health Care, Inc., (2)	73,008
11,700	Express Scripts, Inc., (2)	733,824
7,300	Humana Inc., (2)	290,321
63,600	Medco Health Solutions, Inc., (2)	3,001,920
29,800	Quest Diagnostics Incorporated	1,444,406
15,500	Tenet Healthcare Corporation, (2)	86,180

	Total Health Care Providers & Services	7,466,931
	Health Care Technology – 0.0%
2,600	IMS Health Incorporated	60,580

	Hotels, Restaurants & Leisure – 1.4%
3,000	Carnival Corporation	98,880
13,500	International Game Technology	337,230
49,800	McDonald’s Corporation	2,799,756
14,300	YUM! Brands, Inc.	501,787

	Total Hotels, Restaurants & Leisure	3,737,653
	Household Durables – 0.7%
800	Black & Decker Corporation	46,008
24,600	Centex Corporation	328,902
45,800	D.R. Horton, Inc.	496,930
1,400	Fortune Brands Inc.	87,374
16,600	KB Home	281,038
2,500	Newell Rubbermaid Inc.	41,975
53,600	Pulte Corporation	516,168
900	Snap-on Incorporated	46,809
800	Whirlpool Corporation	49,384

	Total Household Durables	1,894,588

JCE	Nuveen Core Equity Alpha Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Value
	Household Products – 3.1%
41,200	Colgate-Palmolive Company	$2,846,920
600	Kimberly-Clark Corporation	35,868
90,400	Procter & Gamble Company	5,497,224

	Total Household Products	8,380,012
	Independent Power Producers & Energy Traders – 0.6%
20,400	Constellation Energy Group	1,674,840

	Industrial Conglomerates – 4.0%
14,900	3M Co.	1,036,891
328,600	General Electric Company	8,770,334
21,100	Textron Inc.	1,011,323

	Total Industrial Conglomerates	10,818,548
	Insurance – 3.0%
1,000	Ace Limited	55,090
19,500	AFLAC Incorporated	1,224,600
4,100	Allstate Corporation	186,919
21,600	American International Group, Inc.	571,536
1,400	Aon Corporation	64,316
4,500	Assurant Inc.	296,820
1,100	Chubb Corporation	53,911
8,700	Cincinnati Financial Corporation	220,980
68,300	Loews Corporation	3,203,270
28,400	MBIA Inc.	124,676
4,400	MetLife, Inc.	232,188
9,300	Principal Financial Group, Inc.	390,321
16,300	Progressive Corporation	305,136
5,700	Prudential Financial, Inc.	340,518
1,200	SAFECO Corporation	80,592
4,600	Travelers Companies, Inc.	199,640
23,900	Unum Group	488,755
1,500	XL Capital Ltd, Class A	30,840

	Total Insurance	8,070,108
	Internet & Catalog Retail – 0.9%
29,900	Amazon.com, Inc., (2)	2,192,567
13,200	Expedia, Inc., (2)	242,616

	Total Internet & Catalog Retail	2,435,183
	Internet Software & Services – 0.6%
3,000	Google Inc., Class A, (2)	1,579,260
5,400	Yahoo! Inc., (2)	111,564

	Total Internet Software & Services	1,690,824
	IT Services – 0.0%
300	Fidelity National Information Services	11,073
1,300	Fiserv, Inc., (2)	58,981

	Total IT Services	70,054
	Life Sciences Tools & Services – 0.0%
3,200	Perkinelmer Inc.	89,120

	Machinery – 2.4%
16,100	Caterpillar Inc.	1,188,502
20,400	Cummins Inc.	1,336,608
4,800	Danaher Corporation	371,040
13,400	Deere & Company	966,542
1,400	Dover Corporation	67,718
300	Eaton Corporation	25,491
6,800	Illinois Tool Works Inc.	323,068
30,361	Ingersoll Rand Company Limited, Class A	1,136,412
1,600	Manitowoc Company Inc.	52,048
18,900	PACCAR Inc.	790,587

Shares	Description (1)	Value
	Machinery (continued)

1,500	Parker Hannifin Corporation	$106,980
2,400	Terex Corporation, (2)	123,288

	Total Machinery	6,488,284
	Media – 1.6%
17,100	Clear Channel Communications, Inc.	601,920
44,900	Comcast Corporation, Class A	851,753
44,800	DIRECTV Group, Inc., (2)	1,160,768
9,200	E.W. Scripps Company, Class A	382,168
54,900	News Corporation, Class A	825,696
200	Omnicom Group Inc.	8,976
7,100	Walt Disney Company	221,520
200	Washington Post Company	117,380

	Total Media	4,170,181
	Metals & Mining – 0.9%
2,800	Alcoa Inc.	99,736
9,900	CONSOL Energy Inc.	1,112,463
4,400	Freeport-McMoRan Copper & Gold, Inc.	515,636
4,900	Newmont Mining Corporation	255,584
1,700	Nucor Corporation	126,939
2,100	United States Steel Corporation	388,038

	Total Metals & Mining	2,498,396
	Multiline Retail – 0.3%
5,000	Costco Wholesale Corporation	350,700
3,700	Kohl’s Corporation, (2)	148,148
5,300	Target Corporation	246,397

	Total Multiline Retail	745,245
	Multi-Utilities – 0.7%
1,500	Dominion Resources, Inc.	71,235
35,900	Public Service Enterprise Group Incorporated	1,648,887
1,000	Sempra Energy	56,450
3,300	Xcel Energy, Inc.	66,231

	Total Multi-Utilities	1,842,803
	Oil, Gas & Consumable Fuels – 10.7%
12,200	Anadarko Petroleum Corporation	913,048
3,200	Apache Corporation	444,800
2,300	Cabot Oil & Gas Corporation	155,779
3,600	Chesapeake Energy Corporation	237,456
44,900	Chevron Corporation	4,450,937
26,000	ConocoPhillips	2,454,140
2,800	Devon Energy Corporation	336,448
2,900	EOG Resources, Inc.	380,480
138,800	Exxon Mobil Corporation	12,232,443
3,900	Hess Corporation	492,141
23,800	Marathon Oil Corporation	1,234,506
2,600	Massey Energy Company	243,750
12,700	Murphy Oil Corporation	1,245,235
16,900	Occidental Petroleum Corporation	1,518,634
2,700	Peabody Energy Corporation	237,735
7,400	Range Resources Corporation	484,996
10,200	Southwestern Energy Company, (2)	485,622
4,000	Tesoro Petroleum Corporation	79,080
17,500	Valero Energy Corporation	720,650
3,400	Williams Companies, Inc.	137,054
3,950	XTO Energy, Inc.	270,615

	Total Oil, Gas & Consumable Fuels	28,755,549

JCE	Nuveen Core Equity Alpha Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Value
	Paper & Forest Products – 0.0%
1,100	International Paper Company	$25,630
1,200	Weyerhaeuser Company	61,368

	Total Paper & Forest Products	86,998
	Personal Products – 0.1%
5,400	Avon Products, Inc.	194,508
	Pharmaceuticals – 5.2%
39,100	Abbott Laboratories	2,071,127
9,300	Allergan, Inc.	484,065
38,500	Bristol-Myers Squibb Company	790,405
12,100	Eli Lilly and Company	558,536
38,500	Johnson & Johnson	2,477,090
157,800	Merck & Co. Inc.	5,947,482
54,800	Pfizer Inc.	957,356
31,400	Schering-Plough Corporation	618,266
4,400	Watson Pharmaceuticals Inc., (2)	119,548

	Total Pharmaceuticals	14,023,875
	Real Estate – 1.1%
5,900	Apartment Investment & Management Company, Class A	200,954
700	AvalonBay Communities, Inc.	62,412
2,200	Boston Properties, Inc.	198,484
8,000	Equity Residential	306,160
20,600	Health Care Property Investors Inc.	655,286
3,800	Kimco Realty Corporation	131,176
9,400	Plum Creek Timber Company	401,474
5,400	ProLogis	293,490
5,100	Public Storage, Inc.	412,029
2,800	Simon Property Group, Inc.	251,692

	Total Real Estate	2,913,157
	Road & Rail – 0.4%
500	Burlington Northern Santa Fe Corporation	49,945
5,500	CSX Corporation	345,455
1,000	Norfolk Southern Corporation	62,670
4,100	Ryder System, Inc.	282,408
4,400	Union Pacific Corporation	332,200

	Total Road & Rail	1,072,678
	Semiconductors & Equipment – 1.3%
22,600	Advanced Micro Devices, Inc., (2)	131,758
1,100	Altera Corporation	22,770
2,300	Analog Devices, Inc.	73,071
6,700	Applied Materials, Inc.	127,903
79,100	Intel Corporation	1,699,068
1,500	KLA-Tencor Corporation	61,065
3,300	Linear Technology Corporation	107,481
9,300	LSI Logic Corporation, (2)	57,102
43,700	Micron Technology, Inc., (2)	262,200
3,100	National Semiconductor Corporation	63,674
6,500	NVIDIA Corporation, (2)	121,680
8,900	QLogic Corporation, (2)	129,851
20,500	Texas Instruments Incorporated	577,280

	Total Semiconductors & Equipment	3,434,903
	Software – 2.6%
1,800	Akamai Technologies, Inc., (2)	62,622
1,600	Autodesk, Inc., (2)	54,096
5,400	BMC Software, Inc., (2)	194,400
3,400	Citrix Systems, (2)	99,994
4,100	Electronic Arts Inc. (EA), (2)	182,163
18,100	Intuit Inc., (2)	499,017
99,700	Microsoft Corporation	2,742,747
85,700	Oracle Corporation, (2)	1,799,700

Shares	Description (1)				Value
	Software (continued)

40,400	Symantec Corporation, (2)				$781,740
12,800	VeriSign, Inc., (2)				483,840

	Total Software				6,900,319
	Specialty Retail – 1.6%
6,400	Abercrombie & Fitch Co., Class A				401,152
200	AutoZone, Inc., (2)				24,202
3,900	Bed Bath and Beyond Inc., (2)				109,590
11,400	Best Buy Co., Inc.				451,440
28,000	GameStop Corporation, (2)				1,131,200
34,700	Gap, Inc.				578,449
4,800	Lowe’s Companies, Inc.				99,600
8,000	Staples, Inc.				190,000
12,400	Tiffany & Co.				505,300
23,600	TJX Companies, Inc.				742,692

	Total Specialty Retail				4,233,625
	Textiles, Apparel & Luxury Goods – 0.9%
11,700	Coach, Inc., (2)				337,896
19,000	Nike, Inc., Class B				1,132,590
12,900	VF Corporation				918,222

	Total Textiles, Apparel & Luxury Goods				2,388,708
	Thrifts & Mortgage Finance – 0.8%
10,700	Federal Home Loan Mortgage Corporation				175,480
13,400	Federal National Mortgage Association				261,434
86,800	Hudson City Bancorp, Inc.				1,447,824
50,200	Washington Mutual, Inc.				247,486

	Total Thrifts & Mortgage Finance				2,132,224
	Tobacco – 0.6%
26,600	Altria Group, Inc.				546,896
4,200	Lorillard Inc.				290,472
14,600	Philip Morris International, (2)				721,094

	Total Tobacco				1,558,462
	Trading Companies & Distributors – 0.0%
1,100	W.W. Grainger, Inc.				89,980

	Wireless Telecommunication Services – 0.0%
2,000	American Tower Corporation, (2)				84,500

	Total Common Stocks (cost $266,785,820)				254,656,441

Principal
Amount (000)	Description (1)	Coupon	Maturity	Rating (3)	Value

	U.S. Government and Agency Obligations – 2.2%
$6,000	U.S. Treasury Bills	0.000%	10/16/2008	Aaa	$5,967,510

	Total U.S. Government and Agency Obligations (cost $5,975,513)				5,967,510

JCE	Nuveen Core Equity Alpha Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value

	Short-Term Investments – 2.0%
$5,162	Repurchase Agreement with State Street Bank, dated 6/30/08, repurchase price $5,162,669, collateralized by $5,255,000 U.S. Treasury Notes, 2.125%, due 1/31/10, value $5,268,138	1.350%	7/01/08		$5,162,475

	Total Short-Term Investments (cost $5,162,475)				5,162,475

	Total Investments (cost $277,923,808) – 99.3%				265,786,426

Number		Notional	Expiration	Strike
of Contracts	Type	Amount (4)	Date	Price	Value

	Call Options Written – 0.0%
(705,967)	Custom Basket 1 NASDAQ	$(70,596,735)	7/19/08	$100.0	$(92,341)
(713,376)	Custom Basket 3 NASDAQ	(71,337,637)	7/19/08	100.0	(1,070)

(1,419,343)	Total Call Options Written (premiums received $3,867,897)	(141,934,372)			(93,411)

	Other Assets Less Liabilities – 0.7%				2,026,787

	Net Assets – 100%				$267,719,802

Futures Contracts Outstanding at June 30, 2008:

					Unrealized
	Contract	Number	Contract	Value at	Appreciation
Type	Position	of Contracts	Expiration	June 30, 2008	(Depreciation)
S&P 500 Index	Long	150	9/08	$9,608,250	$(582,450)

(1)	All percentages shown in Portfolio of Investments are based on net assets.

(2)	Non-income producing.

(3)	Rating Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price.
See accompanying notes to financial statements.

Statement of ASSETS & LIABILITIES June 30, 2008 (Unaudited)

Assets
Investments, at value (cost $277,923,808)	$265,786,426
Receivables:
Dividends	376,872
Interest	318
Investments sold	9,465,319
Variation margin on futures contracts	8,250
Other assets	9,277

Total assets	275,646,462

Liabilities
Call options written, at value (premiums received $3,867,897)	93,411
Payable for investments purchased	2,685,371
Accrued expenses:
Management fees	213,656
Other	105,514
Dividends payable	4,828,708

Total liabilities	7,926,660

Net assets	$267,719,802

Shares outstanding	16,443,986

Net asset value per share outstanding	$16.28

Net assets consist of:

Shares, $.01 par value per share	$164,440
Paid-in surplus	294,539,960
Undistributed (Over-distribution of) net investment income	(12,354,569)
Accumulated net realized gain (loss) from investments and derivative transactions	(5,684,683)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(8,945,346)

Net assets	$267,719,802

Authorized shares	Unlimited

See accompanying notes to financial statements.

Statement of OPERATIONS Six Months Ended June 30, 2008 (Unaudited)

Investment Income
Dividends	$2,504,270
Interest	159,746

Total investment income	2,664,016

Expenses
Management fees	1,333,594
Shareholders’ servicing agent fees and expenses	187
Custodian’s fees and expenses	72,757
Trustees’ fees and expenses	3,376
Professional fees	29,715
Shareholders’ reports – printing and mailing expenses	37,582
Stock exchange listing fees	4,739
Investor relations expense	23,750
Other expenses	31,837

Total expenses before custodian fee credit	1,537,537
Custodian fee credit	(5,486)

Net expenses	1,532,051

Net investment income	1,131,965

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(14,801,417)
Foreign currencies	78
Futures	(1,534,520)
Call options written	11,219,140
Change in net unrealized appreciation (depreciation) of:
Investments	(22,830,305)
Futures	(185,476)
Call options written	327,022

Net realized and unrealized gain (loss)	(27,805,478)

Net increase (decrease) in net assets from operations	$(26,673,513)

See accompanying notes to financial statements.

Statement of CHANGES in NET ASSETS (Unaudited)

		For the Period
		3/27/07
	Six Months	(commencement of
	Ended	operations)
	6/30/08	through 12/31/07
Operations
Net investment income	$1,131,965	$2,429,993
Net realized gain (loss) from:
Investments	(14,801,417)	(3,166,043)
Foreign currencies	78	—
Futures	(1,534,520)	589,158
Call options written	11,219,140	1,927,754
Change in net unrealized appreciation (depreciation) of:
Investments	(22,830,305)	10,692,923
Futures	(185,476)	(396,974)
Call options written	327,022	3,447,464

Net increase (decrease) in net assets from operations	(26,673,513)	15,524,275

Distributions to Shareholders
From and in excess of net investment income	(13,484,069)	—
From net investment income	—	(2,351,291)
Tax return of capital	—	(18,846,940)

Decrease in net assets from distributions to shareholders	(13,484,069)	(21,198,231)

Capital Share Transactions
Proceeds from sale of shares, net of offering costs	—	311,671,189
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	2,215,645
Cost of shares repurchased	—	(435,578)

Net increase (decrease) in net assets from capital share transactions	—	313,451,256

Net increase (decrease) in net assets	(40,157,582)	307,777,300
Net assets at the beginning of period	307,877,384	100,084

Net assets at the end of period	$267,719,802	$307,877,384

Undistributed (Over-distribution of) net investment income at the end of period	$(12,354,569)	$(2,465)

See accompanying notes to financial statements.

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
Nuveen Core Equity Alpha Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s shares are listed on the New York Stock Exchange and trade under the ticker symbol “JCE.” The Fund was organized as a Massachusetts business trust on January 9, 2007.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), the recording of the organization expenses ($11,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide an attractive level of total return primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected by employing a proprietary mathematical process designed by the Fund’s sub-adviser, Enhanced Investment Technologies, LLC (“INTECH”), that seeks to provide, over time, risk-adjusted excess returns above the S&P 500 Index with an equal or lesser amount of relative investment risk.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The value of options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument the Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund’s net assets or results of operations as of and during the six months ended June 30, 2008.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from accounting principles generally accepted in the United States

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the period March 27, 2007 (commencement of operations) through December 31, 2007, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2008, are provisionally classified as being “From and in excess of net investment income”, and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2008, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at
June 30, 2008, reflect an over-distribution of net investment income.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included in “Realized gain (loss) from foreign currencies” and “Change in net unrealized appreciation (depreciation) of foreign currencies” on the Statement of Operations.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

Futures Contracts
The Fund is authorized to invest in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Options Transactions
The Fund is authorized to write (sell) call options, primarily on custom baskets of securities. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as writer of a call option, bears the risk of an unfavorable change in the market value of the security or index underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Organization and Offering Costs
Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,000) and pay all offering costs (other than the sales load) that exceed $.04 per share. The Fund’s share of offering costs of $613,811 was recorded as a reduction of the proceeds from the sale of shares.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of June 30, 2008:

	Level 1	Level 2	Level 3	Total
Investments	$265,786,426	$—	$—	$265,786,426
Derivatives*	(582,450)	—	—	(582,450)
Call options written	—	(93,411)	—	(93,411)

Total	$265,203,976	$(93,411)	$—	$265,110,565

*	Represents net unrealized appreciation (depreciation).

3.	Fund Shares
On November 21, 2007, the Fund’s Board of Trustees approved an open-market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Fund’s shares. Under the terms of the program, the Fund may repurchase up to 10% of it’s outstanding shares.

Transactions in shares were as follows:

		For the Period
		3/27/07
	Six Months	(commencement
	Ended	of operations)
	6/30/08	through 12/31/07
Shares sold	—	16,350,000
Shares issued to shareholders due to reinvestment of distributions	—	116,246
Shares repurchased	—	(27,500)

	—	16,438,746

Weighted average price per share repurchased	—	$15.82
Weighted average discount per share repurchased	—	14.14%

4.	Investment Transactions
Purchases and sales (including maturities but excluding call options written, short-term investments and derivative transactions) during the six months ended June 30, 2008, were as follows:

Purchases:
Investment securities	$114,194,363
U.S. Government and agency obligations	5,957,958
Sales and maturities:
Investment securities	116,208,538
U.S. Government and agency obligations	—

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Transactions in call options written during the six months ended June 30, 2008, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of period	1,404,575	$5,916,687
Call options written	5,620,545	16,983,620
Call options terminated in closing purchase transactions	(3,477,485)	(10,720,222)
Call options expired	(2,128,292)	(8,312,188)

Outstanding, end of period	1,419,343	$3,867,897

5.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2008, the cost of investments (excluding call options written) was as follows:

Cost of investments	$278,532,296

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding call options written) at June 30, 2008, were as follows:

Gross unrealized:
Appreciation	$14,835,249
Depreciation	(27,581,119)

Net unrealized appreciation (depreciation) of investments	$(12,745,870)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income *	$—
Undistributed net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax year ended December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

For the period March 27, 2007 (commencement of operations) through December 31, 2007
Distributions from net ordinary income *	$2,351,291
Tax return of capital	18,846,940

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund elected to defer net realized losses from investments incurred from November 1, 2007 through December 31, 2007, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses of $356,218 were treated as having arisen on the first day of the current fiscal year.

6.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.7500%
For the next $500 million	.7250
For the next $500 million	.7000
For the next $500 million	.6750
For Managed Assets over $2 billion	.6500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2008, the complex-level fee rate was .1868%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into a Sub-Advisory Agreement with INTECH, under which INTECH manages the portion of the Fund’s investment portfolio allocated to common stocks. The Adviser will also be responsible for the implementation of the Fund’s option strategy. INTECH is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. Subsequent Events

Common Share Repurchases
The Board of Directors/Trustees for each of Nuveen’s 120 closed-end funds approved a program, effective August 7, 2008, under which each fund may repurchase up to 10% of its common shares.

Financial HIGHLIGHTS (Unaudited) Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
			Net
	Beginning	Net	Realized/		Net			Tax			Ending	Ending
	Net Asset	Investment	Unrealized		Investment		Capital	Return of		Offering	Net Asset	Market
	Value	Income(a)	Gain (Loss)	Total	Income		Gains	Capital	Total	Costs	Value	Value
Year Ended 12/31:
2008(c)	$18.72	$.07	$(1.69)	$(1.62)	$(.82	)****	$—	$ —	$(.82)	$—	$16.28	$14.40
2007(b)	19.10	.15	.81	0.96	(.14)		—	(1.16)	(1.30)	(0.04)	18.72	16.35

Ratios/Supplemental Data
			Ratios to Average Net Assets				Ratios to Average Net
Total Returns			Before Credit				Assets After Credit**
Based on	Based on				Net				Net		Portfolio
Market	Net Asset	Ending Net			Investment				Investment		Turnover
Value*	Value*	Assets (000)	Expenses		Income		Expenses		Income		Rate

(6.99)%	(8.75)%	$267,720	1.08	%***	.79	%***	1.08	%***	.80	%***	25%
(12.08)	4.84	307,877	1.07	***	1.03	***	1.07	***	1.03	***	73

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**	After custodian fee credit.
***	Annualized.
****	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2008.

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period March 27, 2007 (commencement of operations) through December 31, 2007.
(c)	For the six months ended June 30, 2008.

See accompanying notes to financial statements.

Annual Investment
Management Agreement
APPROVAL PROCESS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Enhanced Investment Technologies, LLC (INTECH) (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreement (the “Sub-Advisory Agreement,” and the Investment Management Agreement and the Sub-Advisory Agreement are each an “Advisory Agreement”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Investment Management Agreement, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser, the ability to supervise the Fund’s other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM, including information as to the process followed by NAM in evaluating sub-advisers. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Fund. The Board also recognized that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. In addition, the Independent Board Members noted that they anticipate visiting each sub-adviser to the Nuveen funds at least once over the course of a multiple-year rotation. The Independent Board Members further noted that NAM recommended the renewal of the Sub-Advisory Agreement and considered the basis for such recommendations and any qualifications in connection therewith.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities (“ARPS”), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen’s efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen’s commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen’s continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five- year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage. In addition, in reviewing the fee schedule for the Fund, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members also noted that with respect to sub-advisers unaffiliated with Nuveen, such as the Sub-Adviser, such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. With respect to funds with sub-advisers unaffiliated with Nuveen, such as the Fund, the Independent Board Members also considered the sub-adviser’s revenues, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund has appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Fund is a closed-end fund, the Independent Board Members recognized that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of the Fund’s investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. The Board also noted that the Sub-Adviser does not participate in soft dollar arrangements.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-Advisory Agreement be renewed.

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

NOTES

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PriceWaterhouseCoopers LLP
Chicago, IL

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

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ESA-I-0608D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	SHARES (OR	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	UNITS)	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	PURCHASED	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
		UNIT)	PROGRAMS	PROGRAMS

JANUARY 1-31, 2008	0	$0	0	1,572,500

FEBRUARY 1-29, 2008	0	$0	0	1,572,500

MARCH 1-31, 2008	0	$0	0	1,572,500

APRIL 1-30, 2008	0	$0	0	1,572,500

MAY 1-31, 2008	0	$0	0	1,572,500

JUNE 1-30, 2008	0	$0	0	1,572,500

TOTAL	0
* The registrant’s repurchase program was announced November 21, 2007. The registrant’s repurchase program authorized the repurchase of 1,600,000 shares. The repurchases made by the registrant pursuant to the program were all made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund
By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2008

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2008

*	Print the name and title of each signing officer under his or her signature.